UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 3, 2006
Levi Strauss & Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	002-90139	94-0905160
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1155 Battery Street, San Francisco,
California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 501-6000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
2006 Annual Incentive Plan
On February 3, 2006, our board of directors approved new measures for our 2006 Annual Incentive Plan for approximately 3,600 employees worldwide including our executive officers. Plan payouts will be based on business performance against three financial measures: (i) net sales, (ii) earnings before interest and taxes and (iii) working capital as measured by average accounts payable, accounts receivable and inventory days.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Levi Strauss & Co.

February 9, 2006	By:	Gary W. Grellman

		Name:	Gary W. Grellman
		Title:	Vice President, Controller